VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                                  ITEM 77(O) 10F-3 TRANSACTIONS
                                 MAY 1, 2008 -- OCTOBER 31, 2008


                                                                 Amount of     % of
                                       Offering      Total        Shares      Offering    % of Funds
   Security     Purchase/    Size of   Price of    Amount of     Purchased   Purchased       Total                   Purchased
   Purchased    Trade Date  Offering    Shares      Offering      by Fund     by Fund       Assets     Brokers         From
-------------   ----------  --------   --------    ----------    ---------   ---------    ----------  ----------     ------------
  Puerto Rico   06/19/08      -        $97.29     $697,345,000   $2,000,000     0.43%        0.58%    JP Morgan,     JP Morgan
Electric Power                                                                                        Morgan         Securities
   Authority                                                                                          Stanley,
                                                                                                      Wachovia
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      LLC, Banc
                                                                                                      of America
                                                                                                      Securities
                                                                                                      LLC, BBVAPR
                                                                                                      MSD,
                                                                                                      Goldman,
                                                                                                      Sachs &
                                                                                                      Co., Citi,
                                                                                                      DEPFA First
                                                                                                      Albany
                                                                                                      Securities
                                                                                                      LLC,
                                                                                                      Eurobank
                                                                                                      MSD, Lehman
                                                                                                      Brothers,
                                                                                                      Loop
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      Merrill
                                                                                                      Lynch &
                                                                                                      Co.,
                                                                                                      Oppenheimer
                                                                                                      & Co. Inc.,
                                                                                                      Popular
                                                                                                      Securities,
                                                                                                      RBC Capital
                                                                                                      Markets,
                                                                                                      Samuel A.
                                                                                                      Ramirez &
                                                                                                      Co.,
                                                                                                      Santander
                                                                                                      Securities,
                                                                                                      Scotia
                                                                                                      Capital

  Puerto Rico   06/19/08      -        $103.90    $697,345,000   $1,000,000     0.43%        0.58%    JP Morgan,     JP Morgan
Electric Power                                                                                        Morgan         Securities
   Authority                                                                                          Stanley,
                                                                                                      Wachovia
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      LLC, Banc
                                                                                                      of America
                                                                                                      Securities
                                                                                                      LLC, BBVAPR
                                                                                                      MSD,
                                                                                                      Goldman,
                                                                                                      Sachs &
                                                                                                      Co., Citi,
                                                                                                      DEPFA First
                                                                                                      Albany
                                                                                                      Securities
                                                                                                      LLC,
                                                                                                      Eurobank
                                                                                                      MSD, Lehman
                                                                                                      Brothers,
                                                                                                      Loop
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      Merrill
                                                                                                      Lynch &
                                                                                                      Co.,
                                                                                                      Oppenheimer
                                                                                                      & Co. Inc.,
                                                                                                      Popular
                                                                                                      Securities,
                                                                                                      RBC Capital
                                                                                                      Markets,
                                                                                                      Samuel A.
                                                                                                      Ramirez &
                                                                                                      Co.,
                                                                                                      Santander
                                                                                                      Securities,
                                                                                                      Scotia
                                                                                                      Capital

 Pennsylvania   08/15/08      -        $100.00    $183,090,000   $8,000,000     4.37%        1.59%    Goldman,      Goldman Sachs
    Housing                                                                                           Sachs &
Finance Agency                                                                                        Co.,
                                                                                                      Cabrern
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      LLC, Morgan
                                                                                                      Stanley &
                                                                                                      Co,
                                                                                                      Incorporated,
                                                                                                      Raymond
                                                                                                      James &
                                                                                                      Associates,
                                                                                                      Inc., RBC
                                                                                                      Capital
                                                                                                      Markets
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